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                       SECURITIES EXCHANGE AND COMMISSION
                            WASHINGTON, D. C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 October 7, 1997
                                 ---------------
                Date of Report (Date of earliest event reported)



                              CV THERAPEUTICS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)




        Delaware                0-21643                   43-1570294
        --------                -------                   ----------
     (State or other          (Commission              (I.R.S. Employer
     jurisdiction of          File Number)             Identification No.)
     incorporation)


                 3172 Porter Drive, Palo Alto, California 94304
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


                                 (650) 812-0585
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On October 7, 1997, CV Therapeutics, Inc. ("CVT") sold approximately 1.4 million shares of common stock at a price of $9.25 per share to Biotech Target S.A. in a private placement. The gross proceeds of the transaction were $12.9 million. The press release announcing the $12.9 Million private placement is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit Number     Exhibit

         99.1               Press Release dated October 7, 1997

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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   CV THERAPEUTICS, INC.



Dated:  October 23, 1997           By: /s/ Kathleen A. Stafford
                                       -------------------------------
                                           Kathleen A. Stafford
                                           Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Press Release dated October 7, 1997